Arbeitsvertrag/Employment Contract: Dr. Tim Demuth Seite/Page 1 von/of 25 ARBEITSVERTRAG zwischen der Pieris Pharmaceuticals GmbH, Zeppelinstraße 3, 85399 Hallbergmoos vertreten durch die Geschäftsführer Stephen S. Yoder und Hitto Kaufmann, die allein zur Vertre- tung der Gesellschaft befugt sind, - nachfolgend auch die „Gesellschaft“ -, und Dr. med. Tim Demuth Moritzstrasse 14b 55130 Mainz - nachfolgend auch der „Mitarbeiter“ -, - Gesellschaft und Mitarbeiter nachfolgend zu- sammen auch die „Parteien“, jeder gesondert auch die „Partei“ - EMPLOYMENT CONTRACT between Pieris Pharmaceuticals GmbH, Zeppelinstraße 3, 85399 Hallbergmoos represented by its Managing Directors Ste- phen S. Yoder and Hitto Kaufmann, who are authorized to represent the Company alone, - hereinafter also referred to as the “Company”, and Dr. med Tim Demuth Moritzstrasse 14b 55130 Mainz - hereinafter also referred to as the “Employee” - , - Company and Employee hereinafter collec- tively also the “Parties”, each of them indi- vidually also a “Party” - § 1 Beginn des Arbeitsverhältnisses, Probezeit, Tätigkeit und Aufgabengebiet, Dienstort, auf- schiebende Bedingung (1) Das Arbeitsverhältnis beginnt am 01. Dezem- ber 2021 (oder früher) und wird auf unbe- stimmte Zeit abgeschlossen. § 1 Beginning of Employment, Probationary Period, Job and Scope of Responsibilities, Workplace, Condition Precedent (1) The employment relationship shall com- mence on December 01, 2021 (or earlier) and is entered for an indefinite term. (2) Die ersten 6 Monate des Arbeitsverhältnis- ses gelten als Probezeit. Während dieser Zeit kann das Arbeitsverhältnis von beiden Par- teien mit einer Frist von zwei Wochen gekün- digt werden. Das Recht beider Parteien zur außerordentlichen Kündigung des Arbeitsver- hältnisses aus wichtigem Grund bleibt unbe- rührt. (2) The first six months of the employment shall be deemed as a probationary pe- riod. During this time, both Parties shall be entitled to terminate the employment in observance of a notice period of two weeks. Both Parties’ right to terminate the employment relationship with important cause and immediate effect shall remain unaffected. (3) Der Mitarbeiter wird für die Gesellschaft nach Maßgabe dieses Arbeitsvertrages als Chief Medical Officer tätig. (3) The Employee shall be employed by the Company according to the terms of this Employment Contract in the position of Chief Medical Officer.

Arbeitsvertrag/Employment Contract: Dr. Tim Demuth Seite/Page 2 von/of 25 (4) Der Mitarbeiter wird die ihm übertragenen Aufgaben gewissenhaft und nach seinem besten Können sowie nach Maßgabe der Weisungen der Geschäftsführung der Ge- sellschaft oder von ihr bestellter Vorgesetz-ter erfüllen. (4) The Employee shall perform the respon- sibilities transferred to him to the best of his abilities as well as according to the in- structions of the Company’s manage- ment or the superior appointed by man- agement. (5) Die Gesellschaft ist berechtigt, dem Mitarbei- ter jederzeit ein anderes, seinen Fähigkeiten und Qualifikationen entsprechendes zumut- bares, gleichwertiges Aufgaben- und Verant- wortungsgebiet zu übertragen. (5) The Company is entitled at any time to transfer to the Employee another reason- able area of tasks and responsibility which is equal of value and corresponds to his capabilities and qualifications. (6) Dienstort des Mitarbeiters ist der jeweilige Sitz der Gesellschaft. (6) The workplace of the Employee shall be respective current seat of the Company. (7) Der Abschluss dieses Arbeitsvertrages steht unter der aufschiebenden Bedingung der Vor- lage eines Aufenthaltstitels sowie einer ggf. erforderlichen Arbeitsgenehmigung des Mit- arbeiters, mit denen die Berechtigung zur Ausübung der Tätigkeit in Deutschland nach Maßgabe dieses Arbeitsvertrages nachge- wiesen wird. (7) The conclusion of this Employment Con- tract shall be contingent upon the Em- ployee providing legal proof of his author- ization to stay and work in Germany and to render the services pursuant to this Employment Contract. § 2 Arbeitszeit, Überstunden und Reisezeiten (1) Die Position ist Vollzeit. Die regelmäßige wö- chentliche Arbeitszeit beträgt 40 Stunden. Be- ginn, Ende und Dauer der täglichen Arbeits- zeit richtet sich, wie die Lage der Pausen, nach den arbeitgeberseitigen Vorgaben. § 2 Work Hours, Overtime and Travel Times (1) The position is full-time. The Employee shall have a regular working time of 40 hours per week. Beginning, end and du- ration of the daily working time as well as the time of the breaks shall be determined by the Company. (2) Der Mitarbeiter ist verpflichtet, zumutbare Über- oder Mehrarbeit zu leisten. Überstun- den sind so zu leisten, wie es der situations- bedingte Arbeitsumfang erfordert und soweit dies gesetzlich zulässig ist. Sie dürfen nur auf ausdrückliche Anweisung der Gesellschaft geleistet werden. Sämtliche Überstunden so- wie geleisteter Mehraufwand sind von dem Festgehalt nach § 3 Abs. 1 umfasst und hier- durch vollständig abgegolten. (2) Within the statutory regulations the Em- ployee is obliged, insofar as is necessary and reasonable, to work overtime. Over- time is to be rendered as required by workload and insofar as legally permissi- ble. It shall not be rendered unless the Company has explicitly instructed the Employee to render such overtime. All rendered overtime as well as rendered additional work shall be deemed fully compensated by the fixed salary pursuant to § 3 para 1. (3) Reise- und/oder Dienstfahrzeiten stellen selbst dann keine Arbeitszeit im Sinne des Ar- beitszeitgesetzes dar, wenn diese von der Gesellschaft angeordnet wurden und/oder an einem Sonn- bzw. Feiertag erfolgen. Dies gilt (3) Travel and/or business trip times do not constitute working time within the mean- ing of the Working Hours Act (“Ar- beitszeitgesetz”) even if they have been ordered by the Company and/or take

Arbeitsvertrag/Employment Contract: Dr. Tim Demuth Seite/Page 3 von/of 25 nur dann nicht, wenn (i) der Mitarbeiter durch die Reise selbst bereits die Hauptleistung sei- ner vertraglichen Verpflichtung erbringt oder (ii) die Gesellschaft den Mitarbeiter neben der Durchführung der Dienstreise zugleich auch noch anwies, während der Fahrt für die Ge- sellschaft Arbeitsleistung zu erbringen (z.B. mitgeführte Akten zu bearbeiten). Es besteht ausdrücklich keine Verpflichtung des Mitar- beiters, auf einer solchen Reise/Dienstfahrt selbst ein Fahrzeug zu steuern. Die Parteien sind verpflichtet, die Vorgaben des Arbeits- zeitgesetzes einzuhalten. place on a Sunday or public holiday. This only does not apply if (i) the Employee al- ready performs the main part of his con- tractual obligation through the trip itself or (ii) the Company instructed the Employee not only to carry out the business trip but also to perform work for the Company during the trip (e.g. to process accompa- nying files). There is expressly no obliga- tion on the part of the Employee to drive a vehicle himself on such a travel/busi- ness trip. The Parties are obliged to com- ply with the provisions of the Working Hours Act (4) Vergütungspflichtig sind Reise- und/oder Dienstfahrzeiten im Sinne von Abs. 3 nur dann, wenn diese in die reguläre werktägliche Arbeitszeit des Mitarbeiters fallen oder die Gesellschaft die Vergütungspflicht ge-gen- über dem Mitarbeiter im Einzelfall jedenfalls in Textform bestätigt hat. Hierdurch darf jedoch nicht der dem Mitarbeiter für tatsächlich ge- leistete vergütungspflichtige Arbeit nach § 1 Abs. 1 MiLoG zustehende Anspruch auf den Mindestlohn unterschritten werden. (4) Travel and/or business trip times within the meaning of para. 3 shall only be sub- ject to remuneration if they fall within the Employee's regular working hours or if the Company has confirmed the remuner- ation obligation vis-à-vis the Employee in writing in individual cases. However, this must not result in the Employee's entitle- ment to remuneration for work actually performed and subject to re-muneration falling below the entitlement to the mini- mum wage in accordance with Sec. 1 para. 1 of the Minimum Wage Law (“Mindestlohngesetz”). § 3 Vergütung (1) Der Mitarbeiter erhält eine Bruttovergütung von EUR 350.000,-- (dreihundertfünfzigtau- send) jährlich. Die Jahresvergütung wird in 12 gleichen Raten bargeldlos gezahlt. Die Raten werden jeweils zum Ende eines Kalendermo- nats zahlbar. § 3 Remuneration (1) The employee shall receive a yearly gross remuneration of EUR 350.000,-- (three hundred and fifty thousand). The yearly remuneration is paid in 12 equal in- stallments by bank-transfer. The install- ments are due for payment at the end of each calendar month. (2) Nach erfolgreicher Beendigung der Probezeit erhält der Mitarbeiter einen einmaligen „Sign- on“-Bonus in Höhe von EUR 110.000,- (brutto). Sollte der Mitarbeiter die Firma inner- halb von 24 Monaten nach Ende der Probe- zeit kündigen, ist der Bonus entsprechend nachfolgender Regelung zurückzuzahlen: Er- folgt die Kündigung innerhalb von 12 Monaten nach Ende der Probezeit, ist der volle Betrag zurückzuzahlen. Erfolgt die Kündigung nach 12 Monaten nach Ende der Probezeit und (2) Upon successful completion of the proba- tion period, the employee shall receive a one-time “sign-on” bonus of EUR 110.000, - (gross). If the employee re- signs from the company within 24 months of the end of the probationary period, the bonus must be repaid, according to the following schedule: If the resignation oc- curs within 12 months after the end of the probationary period, the full amount must be repaid. If the resignation takes place

Arbeitsvertrag/Employment Contract: Dr. Tim Demuth Seite/Page 4 von/of 25 innerhalb von 24 Monaten nach Ende der Pro- bezeit, ist der hälftige Betrag zurückzuzahlen. after 12 months after the end of the pro- bationary period and within 24 months af- ter the end of the probationary period, half of the amount must be repaid. (3) Bei vollständiger Erfüllung von jährlich neu festzusetzenden Zielvorgaben erhält der Mit- arbeiter zusätzlich zu der Festvergütung nach Abs. 1 einen jährlichen Bonus in Zielhöhe von 40% der jährlichen Bruttovergütung. Im Ein- tritts- und Austrittsjahr und für Zeiten, in de- nen aus sonstigen Gründen kein Anspruch auf die Vergütung gemäß Abs. 1 besteht, re- duzieren sich die zu erreichenden Ziele, die darauf entfallenden Bonus-Teilbeträge und die Höhe des vollen Jahreszielbonus (100%) jeweils um 1/12 für jeden vollen Monat des Nichtbestehens des Arbeitsverhältnisses bzw. des Vergütungsanspruchs gemäß Abs. 1. Teile eines Monats werden anteilig berech- net. Die Auszahlung eines etwaigen Bonus wird nach dem jährlichen Annual Review des Mitarbeiters bestimmt und ausbezahlt, jeden- falls aber Ende März des auf das Geschäfts- jahr folgenden Kalenderjahres. (3) In the instance of full achievement of tar- gets to be determined each year, the Em- ployee is entitled to an annual bonus in the target amount of 40% of his respec- tive yearly gross base salary in addition to his base salary pursuant to para 1. In the year of entry and the year of exit and for those times during which, for other rea- sons, no entitlement to salary exists as per para 1 the to be achieved targets, the partial bonus amounts that relate to it and the amount of the full annual target bonus (100%) are each reduced by 1/12 for each full month of nonexistence of the employment and/or entitlement to salary respectively as per para 1. Parts of a month are calculated proportionally. Such bonus amounts shall be determined and paid out after the Employee’s Annual Re- view, however, no later than the end of March of the calendar year following the respective business year. (4) Gehaltsüberzahlungen sind durch den Mitar- beiter zurückzuerstatten. Die Gesellschaft ist zur Verrechnung von überzahlten Bezügen im Rahmen folgender Gehaltszahlungen berech- tigt. Der Einwand des Wegfalls der Bereiche- rung (§ 818 Abs. 3 BGB) ist ausgeschlossen. (4) Overpayments of salary are to be reim- bursed by the Employee. The Company shall be entitled to set-off overpaid amounts within the framework of subse- quent salary payments. The defense of the lapse of unjust enrichment (Sec. 818, para. 3 German Civil Code (BGB)) is precluded. (5) Etwaige Steuern im Zusammenhang mit der Gewährung von Sachbezügen sind von dem Mitarbeiter zu zahlen. (5) Any taxes in connection with the grant of benefits or payments in kind are to be paid by the Employee. (6) Der Mitarbeiter ist berechtigt, an dem Opti- onsprogramm der Pieris Pharmaceuticals, Inc. teilzunehmen. Die Voraussetzungen und der Umfang der Teilnahme bestimmen sich allein nach den zwischen dem Mitarbeiter und der Pieris Pharmaceuticals, Inc. zu treffenden Vereinbarungen. Es gibt keine Ansprüche des Mitarbeiters gegen die Gesellschaft aus dem Optionsprogramm. Die Gesellschaft wird die Zuteilung von 360.000 Aktienoptionen der Pi- eris Pharmaceuticals, Inc. beim Aufsichtsrat (6) The Employee shall be eligible to partici- pate in the option pool of Pieris Pharma- ceuticals, Inc., the preconditions und ex- tent of which shall be solely agreed be- tween Pieris Pharmaceuticals, Inc. and the Employee. There are no entitlements of the Employee against the Company based on the option pool. The Company shall request a grant of 360,000 stock op- tions of Pieris Pharmaceuticals, Inc. from

Arbeitsvertrag/Employment Contract: Dr. Tim Demuth Seite/Page 5 von/of 25 der der Pieris Pharmaceuticals, Inc. beantra- gen. the Board of Directors Pieris Pharmaceu- ticals, Inc. (7) Die Gesellschaft wird zu Gunsten des Mitar- beiters eine betriebliche Altersversorgung ab- schließen mit einer Beitragshöhe von 2% des jeweils aktuellen Festgehalts bis zur Höhe der jeweils gültigen Beitragsbemessungsgrenze der gesetzlichen Rentenversicherung sowie 4% des jeweils aktuellen Festgehalts über der jeweils gültigen BBG der gesetzlichen Ren- tenversicherung. (7) The Company shall conclude a company pension plan in favor of the employee with a contribution amount of 2% of the re- spective current fixed salary up to the amount of the respective valid social se- curity ceiling of the statutory pension in- surance and 4% of the respective current fixed salary above the respective valid BBG of the statutory pension insurance. § 4 Spesen und Auslagen Notwendige Reisekosten und Spesen werden dem Mitarbeiter durch die Gesellschaft im Rahmen der steuerlichen Höchstbeträge erstattet. Die Erstat- tung von Reisekosten und Spesen setzt den Nach- weis durch Vorlage entsprechender Belege vo- raus. Einzelheiten können sich aus einer etwaigen Spesen- und Reisekostenrichtlinie der Gesell- schaft ergeben. § 4 Expenses and Expenditures Necessary travel costs and expenses shall be reimbursed to the Employee by the Company within the framework of the maximum amounts permitted according to the tax regulations. The reimbursement of travel costs and expenses prerequisites provision of proof by submission of respective receipts. Details can be set forth in a possible Expenses and Travel Costs Di- rective of the Company. § 5 Erholungsurlaub (1) Der Mitarbeiter hat Anspruch auf den gesetz- lichen Mindesturlaub von 20 Arbeitstagen pro Kalenderjahr bezogen auf eine 5-Tage-Wo- che. Die Festlegung des Urlaubs erfolgt durch die Gesellschaft unter Berücksichtigung der Wünsche des Mitarbeiters, die der Gesell- schaft rechtzeitig mitzuteilen sind. Dringende betriebliche Gründe gehen vor. § 5 Holiday (1) The Employee shall receive the statutory minimum vacation of 20 working days per calendar year, based on a week of 5 working days. It shall be up to the Com- pany to decide when to take vacation, however, hereby taking the Employee’s wishes in consideration of which the Em- ployee shall inform the Company in due time. Urgent operational reasons shall prevail. (2) Zusätzlich gewährt die Gesellschaft dem Mit- arbeiter einen Urlaubsanspruch von 10 Ar- beitstagen im Kalenderjahr basierend auf ei- ner Fünf-Tage-Woche. Für diesen zusätzli- chen, übergesetzlichen Urlaub gilt, abwei- chend von den rechtlichen Vorgaben für den gesetzlichen Mindesturlaub, dass der Ur- laubsanspruch spätestens nach Ablauf des Übertragungszeitraums gem. § 7 Abs. 3 BUrlG (31. März. Des Folgejahres) verfällt, auch dann, wenn der Urlaub aus vom Mitar- beiter nicht zu vertretenden Gründen (zum (2) Additionally, the Company grants the Em- ployee a contractual vacation of 10 work- ing days per calendar year based on a Five-working-day-week. Notwithstanding the legal requirements for the statutory minimum vacation, the entitlement to this additional vacation shall lapse at the lat- est following the expiration of the transfer term pursuant to Sec. 7 para 3 of the Ger- man Federal Holiday Act (BUrlG) (March 31 of the following year), if the vacation cannot be taken due to reasons for which

Arbeitsvertrag/Employment Contract: Dr. Tim Demuth Seite/Page 6 von/of 25 Beispiel wegen Arbeitsunfähigkeit) nicht ge- nommen werden kann. Vom Mitarbeiter ge- nommene Urlaubstage werden zuerst auf den gesetzlichen Mindesturlaub nach Abs. 1 an- gerechnet. the Employee does not bear any respon- sibility (for example illness of the Em- ployee). Holidays taken by the Employee shall be imputed to the statutory minimum vacation pursuant to para 1 first. (3) Scheidet der Mitarbeiter unterjährig aus dem Arbeitsverhältnis aus, so richtet sich die Höhe des anteiligen gesetzlichen Mindesturlaubs gemäß Abs. 1 nach den gesetzlichen Vor- schriften (§ 5 BUrlG). Hinsichtlich des vertrag- lichen Zusatzurlaubs gemäß Abs. 2 erhält der Mitarbeiter den zeitanteiligen Urlaubsan- spruch (Zwölftelungsprinzip); vertraglicher Zusatzurlaub gemäß Abs. 2, der nicht bis zum Ende des Arbeitsverhältnisses genommen wurde, verfällt ersatzlos. (3) If the Employee leaves the Company dur- ing a calendar year, he is entitled to the statutory holiday entitlement for this cal- endar year in accordance with the statu- tory provisions (Sec. 5 of the German Federal Leave Act). As to the additional contractual vacation pursuant to para 2, the Employee is entitled to a pro rata tem- poris holiday entitlement (Zwölftelung- sprinzip); additional contractual vacation pursuant to para 2 which was not taken until termination of employment, shall lapse without replacement. (4) Hat der Mitarbeiter im Zeitpunkt seines Aus- scheidens aus dem Unternehmen mehr Ur- laub erhalten, als ihm zusteht, so hat er den auf den zu viel gewährten Urlaub entfallenden Abgeltungsbetrag zu erstatten. Dies gilt nicht hinsichtlich des gesetzlichen Mindesturlaubs, wenn die Zuvielgewährung von Urlaub darauf beruht, dass der Mitarbeiter nach erfüllter Wartezeit in der ersten Hälfte des Kalender- jahres ausscheidet. (4) If the Employee, by the time he leaves the Company, has received more vacation than he was entitled to, he shall compen- sate the Company for such vacation addi- tionally received. This shall not apply with regard to the statutory minimum vacation, provided the vacation granted without en- titlement was granted because the Em- ployee leaves the Company after the waiting period in the first half of the calen- dar year. (5) Konnte der Mitarbeiter den gesetzlichen Min- desturlaub gemäß Abs. 1 ganz oder teilweise aus von ihm nicht zu vertretenden Gründen nicht nehmen und besteht deswegen sein Ur- laubsanspruch noch, so hat er die Erteilung des Urlaubs innerhalb einer Ausschlussfrist von drei Monaten nach Wiedererlangung der Arbeitsfähigkeit schriftlich geltend zu machen. Die Versäumnis der Frist führt zum Verfall des Anspruchs. Für den Fall, dass der Mitarbeiter den Urlaub wegen einer medizinisch belegten Krankheit nicht in diesen ersten drei Monaten des Folgejahres nehmen kann, besteht der nicht genommene Urlaubsanspruch maximal noch für eine weitere Dauer von 12 Monaten (d.h. insgesamt 15 Monate nach Ablauf des betreffenden Kalenderjahres) fort, jedoch le- diglich in Höhe des gesetzlichen Mindestur- laubs. (5) If the Employee was not able to take the statutory minimum vacation according to para 1, in whole or in part, due to reasons for which he does not bear the legal re- sponsibility, so that he continues to have his holiday entitlement, he shall assert such entitlement to vacation in writing within a term of three months after resum- ing his capability to work. The failure to observe such time-limit results in the lapse of the claim. In case the Employee cannot take the vacation within the first three months of the following year due to an illness as proven by a medical certifi- cate, the holiday entitlement shall con- tinue to exist for another maximum term of 12 months (i.e. 15 months following the expiration of the respective calendar year in total), however, only in the amount of the statutory minimum vacation.

Arbeitsvertrag/Employment Contract: Dr. Tim Demuth Seite/Page 7 von/of 25 (6) Der Mitarbeiter darf während des Urlaubs keine dem Urlaubszweck widersprechende Erwerbstätigkeit aufnehmen. (6) During his vacation, the Employee shall not carry out any gainful employment which contradicts the purpose of the va- cation. (7) Tritt der Mitarbeiter unterjährig in das Ar-beits- verhältnis ein, so richtet sich die Höhe des ge- setzlichen Mindesturlaubs gemäß Abs. 1 nach den gesetzlichen Vorschriften des Bun- desurlaubsgesetzes. Hinsichtlich des vertrag- lichen Zusatzurlaubs gemäß Abs. 2 erhält der Mitarbeiter auch dann nur den zeitanteiligen Urlaubsanspruch (Zwölftelungsprinzip), wenn der volle gesetzliche Mindesturlaubsanspruch gemäß § 4 BUrlG bereits erworben wurde. Der Mitarbeiter legt der Gesellschaft bei Ar- beitsantritt eine Bescheinigung über den von ihm bei seinem letzten Arbeitsgeber genom- menen bzw. abgegoltenen Urlaub vor. (7) If the Employee enters into the Company during the course of a calendar year, the statutory minimum vacation pursuant to para 1 shall be determined in accordance with the provisions of the German Federal Leave Act. As to the additional contrac- tual vacation pursuant to para 2, the Em- ployee shall only be entitled to the pro rata temporis holiday entitlement (Zwölftelungsprinzip); even pro-vided that the entire statutory minimum entitlement pursuant to Sec. 4 of the German Federal Leave Act has already been accrued. Upon beginning of work, the Employee shall furnish the Company with a confir- mation as to the vacation taken at or com- pensated by his former employer. § 6 Arbeitsverhinderung und Krankheit (1) Im Falle der Arbeitsverhinderung hat der Mit- arbeiter der Gesellschaft die Gründe und die voraussichtliche Dauer seiner Verhinderung unverzüglich mitzuteilen. Bei Arbeitsverhinde- rung durch Krankheit hat der Mitarbeiter spä- testens bis zum Ablauf des 3. Werktages nach Eintritt der Arbeitsverhinderung seine Arbeitsunfähigkeit und deren voraussichtliche Dauer durch ärztliches Attest nachzuweisen. Sollte die Krankheit länger als in der Arbeits- unfähigkeitsbescheinigung angegeben an- dauern, gelten die Sätze 1 und 2 entspre- chend. Auf Verlangen der Gesellschaft ist der Mitarbeiter verpflichtet, bereits ab dem ersten Tag einer Arbeitsverhinderung durch Krank- heit eine ärztliche Arbeitsunfähigkeitsbe- scheinigung beizubringen. Ärztliche Arbeits- unfähigkeitsbescheinigungen auf der Grund- lage von Fernbehandlungen, die ausschließ- lich über das Internet ("online") durchgeführt werden, werden nicht als ordnungsgemäßer Nachweis einer krankheitsbedingten Arbeits- unfähigkeit anerkannt. § 6 Inability to Work and Illness (1) In the event of inability to work, the Em- ployee shall notify the Company without undue delay of his inability, together with a statement of the grounds and the fore- seeable duration. In the event of inability to work due to the illness, the Employee shall prove such inability to work and the foreseeable duration thereof by a medical certificate at the latest up until the expira- tion of the third work day after occurrence of the inability to work. Should the illness last for a time period which extends be- yond the time period stated in the medical certificate of inability to work, then sen- tences 1 and 2 hereof shall apply accord- ingly. Upon the demand of the Company, the Employee shall be obligated to pro- vide a medical certificate already as of the first day of the inability to work due to ill- ness. Medical certificates of inability to work based on remote treatment carried out exclusively via the Internet ("online") are not recognized as proper proof of in- ability to work due to illness.

Arbeitsvertrag/Employment Contract: Dr. Tim Demuth Seite/Page 8 von/of 25 (2) Ist der Mitarbeiter infolge von Krankheit oder Unfall verhindert zu arbeiten, ohne dass ihn ein Verschulden trifft, wird die Gesellschaft dem Mitarbeiter seine vertraglichen Bezüge nach Maßgabe der jeweils geltenden gesetz- lichen Bestimmungen unter Anrechnung sämtlicher Leistungen, die dem Mitarbeiter von einer gesetzlichen oder privaten Kran- kenversicherung für den Verdienstausfall ge- zahlt werden, fortzahlen. Die Fortzahlung der Bezüge erfolgt längstens bis zur Beendigung des Anstellungsverhältnisses. (2) Should the Employee be unable to work due to illness or accident, at no fault of his own, the Company shall continue to pay the Employee his contractual remunera- tion payments according to the respec- tively applicable statutory provisions, with crediting of all benefits which the Em- ployee is paid by a statutory or private health insurance for the loss of earnings. The continuation of payment of remuner- ation shall occur for a maximum period up until the ending of the Employment Con- tract. (3) Soweit die Arbeitsverhinderung auf einem Er- eignis beruht, aufgrund dessen dem Mitarbei- ter Schadensersatzansprüche gegen einen Dritten zustehen, werden diese in Höhe der Vergütungsfortzahlung an die Gesellschaft abgetreten. Der Mitarbeiter hat die Gesell- schaft unverzüglich über von Dritten schuld- haft verursachte Arbeitsunfähigkeitszeiten zu informieren. Der Mitarbeiter ist verpflichtet, im Einzelfall eine schriftliche Abtretungserklä- rung zu unterzeichnen. (3) Insofar as the inability to work is caused by an event by virtue of which the Em- ployee is entitled to damage claims against a third party, these shall be as- signed to the Company in the amount of the continued payment of remuneration. The Employee shall inform the Company without undue delay regarding periods of inability to work culpably caused by third parties. The Employee is obligated to sign a written assignment declaration in the in- dividual case. (4) Der Mitarbeiter hat im Falle einer sonstigen, also nicht auf Krankheit beruhenden unver- schuldeten vorübergehenden Arbeitsverhin- derung keinen Anspruch auf Fortzahlung sei- ner Vergütung. Die Regelung des § 616 BGB findet keine Anwendung. (4) In cases of other temporary inability to work without fault on his part which is not caused by illness, the Employee shall not have a claim to continued payment of his remuneration. The regulation set forth in Sec. 616 BGB shall not apply. (5) Überschreitet die Arbeitsunfähigkeit des Mit- arbeiters eine Dauer von 6 Wochen innerhalb eines Zeitraums von 6 Monaten, unabhängig davon, ob die Dauer der Arbeitsunfähigkeit in einem zusammenhängenden Zeitraum oder in mehreren Einzelzeiträumen erfolgt (z.B. im Falle von Kurzerkrankungen), ist die Gesell- schaft berechtigt, die Entgeltfortzahlung ab dem ersten Tag, der dem 6-Wochen-Zeitraum folgt, einzustellen. Dies gilt nicht, wenn der Mitarbeiter der Gesellschaft nachweist, dass die Voraussetzungen des § 3 Abs. 1 Satz 2 Entgeltfortzahlungsgesetz vorliegen. (5) If the inability to work of the Employee ex- ceeds a term of six weeks within an over- all period of six months, irrespective of whether the duration of the inability to work takes place in a continuous term or in several individual terms (for example in the instance of short term illnesses), the Company shall be entitled to stop the con- tinued remuneration as of the first day which follows the six-week-term. This shall not apply if the Employee proves to the Company that the requirements of section 3 para 1 clause 2 of the German Continued Remuneration Law are met. (6) Der Mitarbeiter verpflichtet sich, im Falle der Arbeitsunfähigkeit nach Abs. 5 Satz 1 unver- züglich seine (gesetzliche oder private) Kran- kenversicherung über die Arbeitsunfähigkeit, (6) In the instance of inability to work accord- ing to para 5 clause 1, the Employee shall inform his (statutory or private) health in- surance without undue delay about the

Arbeitsvertrag/Employment Contract: Dr. Tim Demuth Seite/Page 9 von/of 25 deren Ursache und deren tatsächliche und voraussichtliche Dauer zu informieren. Hierzu wird er der Krankenversicherung entspre- chende ärztliche Atteste sowie Folgeatteste übermitteln. Diesbezüglich findet Absatz 1 S. 3 entsprechende Anwendung. inability to work, its cause and factual and estimated duration. In this regard, he will provide the health insurance with corre- sponding medical certificates as well as subsequent certificates. In this regard, para 1 clause 3 shall apply accordingly. (7) Zur Beseitigung von Zweifeln an der Arbeits- unfähigkeit des Mitarbeiters ist dieser auf Auf- forderung der Gesellschaft verpflichtet, sich von einem Arzt des Medizinischen Dienstes der Krankenkassen untersuchen zu lassen. Eine Untersuchung muss binnen 2 Tagen nach Aufforderung durch die Gesellschaft und Benennung des Arztes erfolgen. Der Arzt hat dann die Arbeitsunfähigkeit zu beurteilen, die der Gesellschaft schriftlich mitgeteilt wird. Der Arzt ist nicht verpflichtet, der Gesellschaft wei- tere Details zur Krankheit mitzuteilen. (7) In order to eliminate doubts as to inability of the Employee to work, the Employee shall, upon request of the Company, un- dergo medical examination by a doctor of the “Medizinischer Dienst der Kranken- kassen”. Such examination shall take place within 2 days following the request of the Company and the appointment of a doctor. The doctor shall then assess the inability to work about which the Com- pany shall be informed in writing. The doctor is not obliged to notify the Com- pany of further details as to the illness. (8) Verweigert der Mitarbeiter die Untersuchung nach Abs. 7, ist die Gesellschaft berechtigt, eine ansonsten gebotene Entgeltfortzahlung zurückzubehalten. Weitere arbeitsrechtliche Sanktionen bleiben hiervon unberührt. (8) If the Employee refuses the examination according to para 7, the Company shall be entitled to withhold payment of contin- ued remuneration which it otherwise would have to render. Further employ- ment law sanctions shall remain unaf- fected hereby. § 7 Nebentätigkeit / Wettbewerbsverbot (1) Der Mitarbeiter ist grundsätzlich verpflichtet, seine gesamte Arbeitszeit den Aufgaben und Pflichten nach diesem Arbeitsvertrag zu wid- men. Während der Dauer des Arbeitsverhält- nisses bedarf die Ausübung jeder entgeltli- chen oder unentgeltlichen Nebentätigkeit und die Wahrnehmung von Ehrenämtern sowie das Halten von Beteiligungen an Unterneh- men, die mit der Gesellschaft in Konkurrenz stehen, der ausdrücklichen vorherigen schrift- lichen Zustimmung der Gesellschaft, die je- doch nur bei berechtigten Interessen der Ge- sellschaft verweigert werden darf. Ausgenom- men von der Zustimmungspflicht sind der Er- werb und das Halten von Anteilen an börsen- notierten Gesellschaften bis zu einer Grenze von 2% des Grundkapitals. Eine Mitglied- schaft in Aufsichts- oder Beiräten anderer Ge- sellschaften sowie sonstiger Institutionen, die im Zusammenhang mit dem § 7 Side-line Activity / Prohibition of Competi- tion (1) The Employee shall on principle be obliged to dedicate his entire working ca- pacity to the tasks and duties under this Employment Contract. During the term of this employment relationship, any side- line activities or honorary posts which the Employee takes up against or without payment as well as the ownership in com- panies which are in competition with the Company shall not be admissible except with the prior written approval of the Com- pany, which may only be rejected upon justified interests of the Company. The purchase and ownership of shares of companies listed in a stock exchange up to a threshold of 2 % of the share capital shall be exempt from this obligation to consent. The membership in supervisory or advisory boards as well as other

Arbeitsvertrag/Employment Contract: Dr. Tim Demuth Seite/Page 10 von/of 25 Geschäftsgegenstand der Gesellschaft ste- hen oder sonst die Interessen der Gesell- schaft oder eines mit ihr verbundenen Unter- nehmens ersichtlich berühren, bedarf eben- falls der ausdrücklichen vorherigen schriftli- chen Zustimmung der Gesellschaft. Eine er- teilte Zustimmung kann jederzeit im Rahmen billigen Ermessens durch die Gesellschaft wi- derrufen werden. institutions that have a connection to the corporate purpose of the Company or oth- erwise affect the interests of the Com- pany, or a company affiliated with it, re- quire prior written consent of the Com- pany, too. A granted consent may be re- voked by the Company at any time at its reasonable discretion. (2) Dem Mitarbeiter ist es untersagt, während der Dauer dieses Vertrages in selbständiger, un- selbständiger oder sonstiger Weise für ein Unternehmen tätig zu werden, das mit der Gesellschaft im direkten oder indirekten Wett- bewerb steht oder mit einem Wettbewerbsun- ternehmen verbunden ist. In gleicher Weise ist es dem Mitarbeiter untersagt, während der Dauer dieses Verbots ein solches Unterneh- men zu errichten, zu erwerben oder sich hie- ran unmittelbar oder mittelbar zu beteiligen. Das Wettbewerbsverbot gilt auch zugunsten der mit der Gesellschaft verbundenen Unter- nehmen. Im gleichen Maße ist es dem Mitar- beiter untersagt, während der Dauer dieses Vertrages direkt oder indirekt, selbst oder durch andere, Mitarbeiter und/oder Kunden der Gesellschaft oder der mit der Gesellschaft verbundenen Unternehmen abzuwerben oder abwerben zu lassen. (2) During the term of the employment rela- tionship, Employee shall be prohibited from working, whether directly or indi- rectly, whether on a self-employed basis or as employee, for any competing enter- prise as well as from taking up any self- employed activities capable of competing with the Company. For the term of this prohibition, the Employee is also prohib- ited from founding or purchasing such a company and to take a share in it indi- rectly. The non-compete obligation shall also apply with regard to the affiliated companies of the Company. To the same extent, the Employee shall be prohibited from enticing away or to have enticed away, directly or indirectly, employees and/or customers of the Company or its affiliated companies for the term of this Employment Contract. § 8 Annahme von Geschenken Geschenke, Vergünstigungen oder sonstige Leis- tungen dritter Personen, insbesondere von Ge- schäftspartnern der Gesellschaft, die im Zusam- menhang mit der Arbeit des Mitarbeiters stehen können, wird der Mitarbeiter unverzüglich an die Gesellschaft herausgeben oder ablehnen. Die Ge- sellschaft wird über jedes Angebot unverzüglich und vollständig unterrichtet. § 8 Acceptance of Gifts Gifts, benefits or other payments of third par- ties, in particular, of business partners of the Company which could be made in connection with the work of the Employee shall be surren- dered without undue delay to the Company or shall be refused. The Company shall be com- pletely notified with regard to each offer with- out delay. § 9 Geheimhaltungspflicht / Rückgabe von Ge- genständen, Unterlagen und Daten (1) Der Mitarbeiter wird sämtliche ihm aufgrund oder im Zusammenhang mit seiner Tätigkeit für die Gesellschaft bekannt werdenden Tat- sachen und Umstände, insbesondere § 9 Confidentiality Obligation / Return of Ob- jects, Documents and Data (1) The Employee shall maintain as strictly confidential all facts and circumstances becoming known to him on the basis of or in connection with his work, in particular,

Arbeitsvertrag/Employment Contract: Dr. Tim Demuth Seite/Page 11 von/of 25 sämtliche Geschäfts- und Betriebsgeheim- nisse sowie alle Geschäfts- und Betriebsda- ten, die die Gesellschaft und die mit der Ge- sellschaft verbundenen Unternehmen oder deren Geschäftsbetrieb betreffen, streng ver- traulich behandeln, geheim halten und Dritten nicht zugänglich machen. Dies gilt auch für alle sonstigen Kenntnisse, die der Mitarbeiter über Unternehmen und/oder Personen er- wirbt, die als Vertragspartner oder in anderer Weise mit der Gesellschaft und den mit ihr verbundenen Unternehmen in Geschäftsbe- ziehung stehen. Diese Verpflichtung gilt auch nach Beendigung des Anstellungsverhältnis- ses. Zu den geheim zu haltenden Geschäftsge- heimnissen zählen insbesondere, aber nicht ausschließlich: • Geschäftsstrategien • wirtschaftliche Planungen • Preiskalkulationen und –gestaltungen • Wettbewerbsmarktanalysen • Umsatz- und Absatzzahlen • Personaldaten • Personalrestrukturierungskonzepte • Produktspezifikationen • Erfindungen, , technische Verfahren und Abläufe, die nicht öffentlich be- kannt sind und einen wirtschaftlichen Wert für das Unternehmen darstellen • Kundendaten • Lieferantendaten • Passwörter, Zugangskennungen • Forschungsergbnisse all business and trade secrets as well as all business and trade data which relates to the Company and the companies affili- ated with the Company or their business operations and shall not make such ac- cessible to third parties. This shall apply also for all knowledge which the Em- ployee gains regarding companies and/or persons which/who are contract partners or otherwise have business relationships with the Company and the affiliated com- panies of the Company. This obligation shall apply also after the ending of the Employment Contract. The business secrets to be kept secret in- clude in particular, but are not limited to: • business strategies • economic plans • price calculations and structures • competitive market analyses • turnover and sales figures • personnel data • personnel restructuring concepts • product specifications • Inventions, technical processes and procedures that are not pub- licly known and represent an eco- nomic value for the company • customer data • supplier data • Passwords, access codes. (2) Alle Geschäftsunterlagen, Kundenlisten, Auf- zeichnungen sowie sonstige Unterlagen, Ge- genstände und Daten, gleich welcher Art, die die Gesellschaft und die mit ihr verbundenen und/oder in Geschäftsbeziehungen stehen- den Unternehmen und/oder Personen betref- fen, sind und bleiben Eigentum der Gesell- schaft. Sie sind von dem Mitarbeiter so zu be- handeln, als seien sie ihm als Geschäfts- und Betriebsgeheimnisse persönlich anvertraut. Der Mitarbeiter ist nicht berechtigt, Geschäfts- unterlagen, Kundenlisten, Aufzeichnungen oder sonstige Unterlagen, Gegenstände und (2) All business documents, customer lists, records as well as other documents, ob- jects and data, of whatever kind, which re- late to the Company and the affiliated companies of it and/or companies and/or persons having business relationships with it are and remain the property owned by the Company. These shall be so treated by the Employee as if these are entrusted to him as a business and trade secret. The Employee is not entitled to use business documents, customer lists, records or other documents, objects and

Arbeitsvertrag/Employment Contract: Dr. Tim Demuth Seite/Page 12 von/of 25 Daten für nicht dienstlich bezogene oder für fremde Zwecke zu nutzen oder Dritten zu- gänglich zu machen. Auf Verlangen der Ge- sellschaft sind vorstehende Gegenstände, Unterlagen und Daten, einschließlich sämtli- cher wie auch immer hergestellter Kopien gleich welcher Art der Gesellschaft jederzeit, spätestens jedoch bei Beendigung des An- stellungsverhältnisses oder einer Freistellung zurückzugeben. Die Geltendmachung eines Zurückbehaltungsrechts ist ausgeschlossen. Auf Verlangen der Gesellschaft hat der Mitar- beiter die Vollständigkeit der Rückgabe min- destens in Textform zu versichern. data for his own use or the use of third parties or to make such accessible to third parties. Upon the demand of the Com- pany, the afore-mentioned objects, docu- ments and data, including all copies what- soever made thereof of whatever kind are to be returned to the Company at any time but, however, at the latest, upon the end- ing of the Employment Contract or upon a release from performance of the employ- ment obligations. The claim of a right of retention is precluded. Upon request of the Company, the Employee shall confirm complete return of company property at least in text form. § 10 Rechte an Arbeitsergebnissen § 10 Intellectual Property Rights (1) Erfindungen und technische Verbesserungs- vorschläge, die der Mitarbeiter während sei- ner Tätigkeit für die Gesellschaft oder im Zu- sammenhang mit seiner Tätigkeit für die Ge- sellschaft oder aufgrund von Arbeitserzeug- nissen der Gesellschaft gemacht oder erar- beitet hat, sind unverzüglich in Textform zu melden. Für patent- oder gebrauchsmusterfä- hige Erfindungen oder technische Verbesse- rungsvorschläge, die von der Gesellschaft verwertet werden, zahlt die Gesellschaft eine Arbeitnehmererfindervergütung nach den ge- setzlichen Bestimmungen des Arbeitnehmer- erfindungsgesetzes. Abs. 12 S. 1 findet inso- weit keine Anwendung. (1) Inventions and technical improvement proposals which the Employee has cre- ated or made during or in connection with his services for the Company or on the basis of work products of the Company are to be notified immediately to the Com- pany in text form. For patentable inven- tions and eligible utility models or tech- nical improvement proposals that are ex- ploited by the Company, the Employee shall be eligible to an invention remuner- ation by the Company according to the le- gal provisions of the Employee Inventions Act (Arbeitnehmererfindungsgesetz). In- sofar para 12 cl. 1 shall not apply. (2) Der Mitarbeiter überträgt hiermit im Wege der Abtretung an die Gesellschaft, die diese Ab- tretungen hiermit annimmt, unwiderruflich alle etwaig bestehenden und zukünftigen gewerb- lichen Schutzrechte, Urheberrechte und ver- wandte Schutzrechte sowie sonstige Aus- schließlichkeitsrechte, insbesondere solche aus Patent-, Gebrauchsmuster-, Marken-, Design- oder Urheberrecht, an den Arbeitser- gebnissen, die der Mitarbeiter während oder außerhalb der Arbeitszeit (2) The Employee hereby irrevocably as- signs and shall assign to the Company, which hereby accepts such assignment, all possibly existing and future intellectual property rights, copyrights and affiliated propriety rights as well as all other exclu- sive rights, including but not limited to rights from patents, utility patents, trade- marks, designs or copyrights in and to the work results which the Employee obtains, within or outside his working hours, a) während der Dauer seines Arbeitsverhält- nisses erstellt und die einen Bezug zu seinen a) during the term of his employment and which have a connection to his employ- ment tasks, and /or

Arbeitsvertrag/Employment Contract: Dr. Tim Demuth Seite/Page 13 von/of 25 arbeitsvertraglichen Aufgaben haben, und/oder b) im Zusammenhang mit arbeitsvertragli- chen Tätigkeiten für die Gesellschaft erwor- ben hat, und/oder b) in connection with his contractual ser- vices rendered on behalf of the Company, and/or c) unter Verwendung von Material und/oder Arbeitszeit, die von der Gesellschaft zur Ver- fügung gestellt wurden, entwickelt oder er- worben hat (nachfolgend zusammen die „Ar- beitsergebnisse“), jeweils mit Wirkung zum Zeitpunkt ihres Entstehens. Zu den Arbeitsergebnissen gehören insbe- sondere Datenverarbeitungsprogramme, schriftliche Unterlagen (Dokumentationen, Handbücher etc.), Softwarebeschreibungen (Pflichtenhefte, Grob- und Feinspezifikatio- nen etc.), Darstellungen in wissenschaftlicher und technischer Art (z.B. Pläne, Skizzen, Ta- bellen etc.), Datenbanken sowie Schulungs- materialen und sonstige Bild- und Sprach- werke. Soweit eine Abtretung der oben genannten Rechte nicht möglich ist, überträgt der Mitar- beiter der Gesellschaft das ausschließliche, zeitlich, räumlich und inhaltlich unbe- schränkte Nutzungs- und Verwertungsrecht für alle etwaigen nach Marken-, Gebrauchs- muster-, Urheberrecht und Design schutzfähi- gen Arbeitsergebnisse sowie allen unter sonstige Immaterialgüterrechte fallenden Ar- beitsergebnisse. Die Übertragung schließt auch Rechte ein, die ggf. schon vor Aufnahme der Tätigkeit des Mitarbeiters für die Gesellschaft von ihm er- worben wurden, sowie Rechte, die der Mitar- beiter privat und/oder im Ausland erworben hat, sofern die zuvor genannten Vorausset- zungen lit. a) -c) (alternativ oder kumulativ) vorliegen. c) upon use of material and/or work time provided by the Company (collectively the “Work Results”), in each case with ef- fect from the time of their development. The Work Results shall include, but not be limited to, data processing programs, written documentation (documents, hand- books, etc.), software descriptions (sys- tem specifications, rough and subtle specifications, etc.), presentations of sci- entific and technical kind (for example plans, sketches, charts, etc.), data bases as well as teaching material and other im- age and language works. If and to the extent to, such assignment of the aforementioned rights is not possible, the Employee hereby assigns and shall assign to the Company the exclusive right of use and exploitation, which is unre- stricted in terms of time, territory and sub- ject-matter, for all possible protectable Work Results, which may otherwise be protectable according to utility patents, trademarks, designs or copyrights ac- cording to any other industrial property right, as well as all other Work Results ca- pable of any other protection under intel- lectual property rights. This assignment shall also encompass rights which were generated prior to the Employee’s beginning of his services hereunder as well as rights obtained by the Employee in private and/or abroad, provided the preconditions under lit. a) – c) are met (alternatively or cumulatively). (3) Die Übertragung nach Abs. 2 gilt auch für Ma- nuskripte, Zeichnungen, Bilder einschließlich der Negative, Datenträger sowie sonstige Vorarbeiten und umfasst auch das Recht zur vollständigen oder teilweisen Übertragung (3) The grants of rights pursuant to para 2 shall also encompass and relate to man- uscripts, drawings, pictures including negatives, data carrier plus any other pre- paratory work. It shall also include the right to complete or partial transfer of

Arbeitsvertrag/Employment Contract: Dr. Tim Demuth Seite/Page 14 von/of 25 von Nutzungsrechten und zur Vergabe von Li- zenzen an Dritte. Von der Rechteübertragung nach Abs. 2 um- fasst sind insbesondere auch die folgenden Rechte: exploitation rights and to grant licenses to third parties. The assignment of rights pursuant to para 2 shall also include, but not be limited to, the following rights: a) das Vervielfältigungsrecht, insbesondere das Recht, die Arbeitsergebnisse oder deren Bearbeitungen vollständig oder teilweise, dau- erhaft oder vorübergehend mit jedem Mittel und in jeder Form auf allen Speichermedien körper- lich festzulegen sowie dauerhaft oder vorüber- gehend durch Laden, Anzeigen, Ablaufen, Übertragen und/oder Speichern zum Zwecke der Ausführung und/oder der Verarbeitung von Datenbeständen zu vervielfältigen; a) The right of permanent or temporary reproduction of the Work Results by any means and in any form, in part or in whole, including loading, displaying, run- ning, transmission, and/or storage and copies of the Work Results for the pur- pose of processing and reproduction of database; b) das Verbreitungsrecht, also insbesondere das Recht, die Tätigkeitsergebnisse oder deren Bearbeitungen oder Vervielfältigungsstücke hiervon einem oder mehreren Dritten entgelt- lich oder unentgeltlich, dauerhaft oder vorüber- gehend auf alle Verbreitungs- und Vertriebsar- ten und -wege körperlich weiterzugeben; b) the right of distribution, in particular the right of transferring the Work Results or their editing or reproductions to one or more third parties free of charge or for a consideration, permanent or temporary and in any form; c) das Vermiet- und Verleihrecht, insbeson- dere das Recht, die Arbeitsergebnisse zu ver- mieten und/oder zu verleihen; c) the rental right and lending right, in particular the right to rent and lend the Work Results d) das Datenbankrecht, also insbesondere das Recht, die Arbeitsergebnisse in eine Da- tenbank einzuspeisen oder als Sammlung, die durch ein Datenbankmanagementsystem ver- waltet wird, auf beliebigen Datenträgern zu speichern, diese Datenträger in beliebiger Form zu vervielfältigen, zu verbreiten, zu ver- mieten, zu verleihen und/oder online, insbeson- dere im Internet bzw. WWW, bereitzuhalten, zu übertragen, wiederzugeben, öffentlich zugäng- lich zu machen und/oder vorzuführen oder, so- weit der Vertragsgegenstand Datenbanken ent- hält, das Recht, diese Datenbanken oder einen nach Art oder Umfang wesentlichen Teil der Datenbanken zu vervielfältigen, zu verbreiten und/oder öffentlich wiederzugeben oder öffent- lich zugänglich zu machen; d) the database right, i.e. in particular the right to collect or store the Work Results in a data bank, or as a collection which is administrated by a data bank manage- ment system on data carriers, to duplicate such data carriers in every possible form, to distribute, lease and lend, to borrow, and/or to store, transfer, reproduce, make available and/or display online, in particu- lar in the internet or WWW, or, to the ex- tent the contract ma-ter includes data banks, the right of re-production, distribu- tion and/or publicly display or making available such data-bases or a part which is material due to its kind or extent; e) das Recht der Öffentlichen Zugänglichma- chung (making-available), insbesondere also das Recht, die Arbeitsergebnisse elektronisch, ganz oder teilweise, drahtgebunden, über Fern- leitung oder draht- oder kabellos zu übertragen e) the right of public access (making- available), thus, in particular the right to transmit the Work Results online or elec- tronically, in part or in whole, via cable or

Arbeitsvertrag/Employment Contract: Dr. Tim Demuth Seite/Page 15 von/of 25 und/oder gegenüber der Öffentlichkeit oder ge- schlossenen Benutzerkreisen in einer Weise zugänglich zu machen, dass es diesen von Or- ten und zu Zeiten ihrer Wahl zugänglich ist; wireless, and/or the right of public or non- public flexible (time and location) access; f) das Online-Übertragungsrecht und das Online-Wiedergaberecht, also das Recht, die Arbeitsergebnisse elektronisch, ganz oder teil- weise, drahtgebunden, über Fernleitung oder draht- oder kabellos, insbesondere über das In- ternet, das WWW oder über andere Online Dienste und/oder über beliebige interne oder externe Netzwerke (insbesondere WAN, LAN, W-LAN) oder per Funk Dritten zugänglich zu machen, zu versenden, zu übertragen, insbe- sondere auf Einzelabruf, per E-Mail und/oder im Rahmen einer Push-Applikation und/oder die Arbeitsergebnisse auf diesem Weg zu über- tragen, zu senden und/oder öffentlich wieder- zugeben; f) the right to online-transmission and online-reproduction, i.e. the right to trans- mit, transmit electronically, in whole or in part, wired, via telecommunication or wireless, in particular via internet or other online services or via any internal or ex- ternal network (in particular WAN, LAN, W-LAN) or by funk to third parties, in par- ticular for individual requests, by e-mail and/or in the form of an electronic trans- mission, and/or to transmit, send and/or publicly display the Work Results in such way to third parties, g) das Vorführrecht, also das Recht, die Ar- beitsergebnisse öffentlich vorzuführen; g) the right to perform, i.e. the right to pre- sent the Work Results in public; h) das Bearbeitungsrecht, insbesondere das Recht die Arbeitsergebnisse in andere Pro- dukte der Gesellschaft oder eines Dritten zu in- tegrieren bzw. integrieren zu lassen, sie in be- liebiger Weise zu ändern, zu erweitern, zu im- plementieren, zu übersetzen, zu überarbeiten, zu arrangieren oder sonst wie umzuarbeiten oder umzugestalten, an die Bedürfnisse der Gesellschaft oder von Dritten anzupassen, in andere Programmsprachen und/oder für an- dere Betriebssysteme zu konvertieren und/oder in andere Darstellungsformen zu übertragen sowie die dadurch jeweils gewonnenen Ergeb- nisse wie die Arbeitsergebnisse selbst zu nut- zen; h) the right to edit, in particular the right to integrate Work Results into other prod- ucts of the Company or of a third party, to change, extend, implement, translate, re- vise, arrange or otherwise alter or trans- form them in any manner, to adapt them to the needs of the Company or third par- ties, to convert them into other program languages or for other operating systems or to transfer them into other forms of presentation, and the respective results obtained thereby; i) das Recht der Digitalisierung, insbeson- dere das Recht, die Arbeitsergebnisse digitali- siert zu erfassen, nicht digitalisierte, im Zusam- menhang mit den Arbeitsergebnissen stehende Inhalte, Multimediaapplikationen und Begleit- material der Arbeitsergebnisse, insbesondere Dokumentationen, zu digitalisieren und/oder die Arbeitsergebnisse mit anderen Werken in digitalisierter Form zu verbinden; und i) the right of digitization, in particular the right to digitize the Work Results, to digit- ize non-digitalized content, multimedia applications and supporting material of the Work Results, in particular documen- tation, or to combine the Work Results with other works in digitized form; and j) das Recht, die Arbeitsergebnisse zu nut- zen, insbesondere Erzeugnisse unter Verwen- dung der Arbeitsergebnisse herzustellen, j) the right to use the Work Results, in par- ticular to create, offer, place on the mar- ket, use or possess for these purposes

Arbeitsvertrag/Employment Contract: Dr. Tim Demuth Seite/Page 16 von/of 25 anzubieten, in Verkehr zu bringen, zu gebrau- chen oder zu diesen Zwecken zu besitzen oder Verfahren unter Verwendung der Arbeitsergeb- nisse anzuwenden. Die Parteien sind sich darüber einig, dass die vorgenannten Aufzählungen lediglich beispiel- haft und nicht abschließend sind. Der Mitarbei- ter überträgt der Gesellschaft auch die Rechte für sämtliche noch unbekannte Nutzungsarten. products using the Work Results, or to ap- ply procedures using the Work Results The Parties agree that the aforemen- tioned enumerations shall be made as an example only and shall not be deemed fi- nal. The Employee hereby assigns and shall assign to the Company all rights also for unknown forms of use. (4) Die vorstehende Rechteübertragung gilt auch für die Zeit nach Beendigung des Arbeitsver- hältnisses, ohne dass hierfür ein zusätzlicher Vergütungsanspruch entsteht. (4) The preceding assignment of rights shall apply also after termination of the Em- ployment Contract, which will not result any additional claim to remuneration. (5) Die Regelung in § 69 b des Urheberrechtsge- setzes zur Urheberschaft in Arbeits- und Dienstverhältnissen bleibt unberührt. Für de- signfähige Werke gilt die gesetzliche Vor- schrift des § 7 Abs. 2 Designgesetzes. (5) Sec. 69 b UrhG which regulates the crea- torship in employment and service rela- tionships shall remain unaffected by this Employment Contract. For a work of eligi- ble for design protection, the statutory provisions of § 7 subparagraph 2 design patent law shall apply. (6) Sämtliche vorstehenden Rechte sind der Ge- sellschaft spätestens zum Zeitpunkt ihrer Ent- stehung als ausschließliche Rechte übertra- gen und können von der Gesellschaft nach freiem Belieben ganz oder teilweise auch in Form einer ausschließlichen oder nicht aus- schließlichen Berechtigung auf Dritte weiter übertragen werden. (6) All aforementioned shall be deemed transferred to the Company as exclusive rights immediately upon their creation. The Company shall be entitled to further assign such rights, as a whole or in part, on an exclusive or non-exclusive basis, to third parties in its own sole discretion. (7) Der Mitarbeiter verzichtet insoweit auf seine etwaigen Nutzungsrechte an den Arbeitser- gebnissen, einschließlich des Zugangsrechts gem. § 25 UrhG. Die Gesellschaft nimmt die- sen Verzicht an. Dem Mitarbeiter ist es insbe- sondere, aber nicht ausschließlich, strengs- tens untersagt, die Arbeitsergebnisse, oder Teile davon, für eigene Zwecke, sowohl priva- ter als auch beruflicher, insbesondere ge- werblicher Art, zu nutzen. Hierzu zählt unter anderem auch die Nutzung der Arbeitsergeb- nisse, oder Teilen davon, zum Zwecke der Ei- genwerbung und/oder der Verwendung als Arbeitsproben. (7) The Employee shall, in this respect, waive any rights it holds inclusive the right of ac- cess as per Sec. 25 of the German Cop- yright Act (UrhG) to use the Work Results himself. The Company accepts this waiver. The Employee is strictly forbidden in particular (but not exclusively) from us- ing the Work Results or parts thereof for its own purposes, both of a private and professional, specifically commercial na- ture. This also includes, amongst other things, the use of Work Results or parts thereof for the purposes of self-promotion and/or as work samples. (8) Eine Verpflichtung der Gesellschaft zur An- meldung oder Verwertung der Nutzungs- rechte besteht nicht. Das dem Mitarbeiter nach den Bestimmungen des (8) The Company is not obliged to register or use the rights to exploitation. The possi- ble right of the Employee to revoke pur- suant to the provisions of the German

Arbeitsvertrag/Employment Contract: Dr. Tim Demuth Seite/Page 17 von/of 25 Urheberrechtsgesetzes eventuell zustehende Rückrufsrecht wegen Nichtausübung der je- weils übertragenen Nutzungsrechte ist für die Dauer von fünf Jahren ab deren Übertragung ausgeschlossen. Der Rückruf kann erst er- klärt werden, nachdem der Mitarbeiter der Gesellschaft eine Nachfrist von zwei Jahren unter Aufforderung zu im Einzelnen bezeich- neten Nutzungen gesetzt hat. Copyright Act due to a failure of the Com- pany to exercise the granted or trans- ferred rights shall be excluded for a term of five years since the grant or transfer of rights. Revocation may be declared only if the Employee had set a deadline to the Company of two years, hereby requesting the exploitation method which must be specifically referred to. (9) Der Mitarbeiter ist im Rahmen seines Bestim- mungsrechts gemäß § 13 S. 2 UrhG damit einverstanden, dass eine Benennung und Be- zeichnung des Mitarbeiters als Urheber im Rahmen der Verwertung der vertragsgegen- ständlichen Rechte nicht erfolgt. Die Parteien stimmen darin überein, dass Urheberpersön- lichkeitsrechte und ähnliche Rechte des Mit- arbeiters im weitest zulässigen Umfang aus- geschlossen sind. (9) As part of his right to determination ac- cording to Sec. 13 clause 2 UrhG, the Employee hereby consents that he is not named as creator within the exploitation of the contractual rights hereunder. The Parties agree that moral rights and similar rights of the Employee shall be excluded to the largest possible extent. (10) Der Mitarbeiter stellt eine angemessene Do- kumentation seiner patentierbaren, urheber- rechtsfähigen und sonst schützbaren Arbeits- ergebnisse sicher, muss diese Dokumenta- tion auf dem aktuellen Stand halten, sie der Gesellschaft jederzeit zu Verfügung stellen und ihr sämtliche Nutzungsrechte daran ein- räumen. Ferner soll der Mitarbeiter die Ge- sellschaft, ihre Rechtsnachfolger und Abtre- tungsempfänger auf deren Anforderung beim Erwerb von möglichen Schutzrechten an Ar- beitsergebnissen unterstützen und ihnen er- möglichen, sich den vollen und ausschließli- chen Nutzen und die Vorteile der Arbeitser- gebnisse zu sichern und diese zu verwerten. Der Mitarbeiter soll dementsprechend sämtli- che Anmeldungen, Abtretungserklärungen und andere rechtsverbindliche Erklärungen abgeben bzw. ausfüllen und einreichen. Er soll ferner Unterlagen unterzeichnen, die er- forderlich oder von der Gesellschaft ge- wünscht sind, um die Urheberrechte oder an- deren gewerblichen Schutzrechte an den Ar- beitsergebnissen vollständig zu übertragen und um der Gesellschaft den gesamten und ausschließlichen Gebrauch und die Vorteile dieser Arbeitsergebnisse zu sichern und diese zu verwerten. Um jegliche Zweifel (10) The Employee must ensure suitable doc- umentation of his patentable, copyrighta- ble and otherwise protectable Work Re- sults, must keep the said documentation up to date and must make it accessible to the Company at any time and must assign title to the said documentation to the Company. Furthermore, at the Compa- ny's request, he shall support it upon the acquisition of copyrights and other legal protection possibilities (especially indus- trial property rights) for the Employee's Work Results at home and abroad. The Employee shall accordingly fill in and sub- mit all applications, assignment declara- tions and other legal declarations and shall sign all documents which are neces- sary or desired by the Company in order to assign copyrights or other industrial property rights to the Work Results to the Company in full and to enable the Com- pany, its legal successors and assignees to secure for themselves the full and ex- clusive use and the benefits of these Work Results and to exploit them. For the avoidance of doubt, this clause shall also apply after termination of the Employment contract.

Arbeitsvertrag/Employment Contract: Dr. Tim Demuth Seite/Page 18 von/of 25 auszuschließen gilt diese Vertragsklausel auch nach Beendigung des Arbeitsvertrages. (11) Sämtliche vertragsgegenständlichen Rechte- übertragungen bzw. Rechteeinräumungen nach diesem § 10 und sämtliche sich hiernach ergebenden Pflichten sind Bestandteil der Ar- beitsaufgabe des Mitarbeiters im Sinne von § 1 Abs. 1 dieses Vertrages und sind mit der Zahlung der Vergütung nach § 3 Abs. 1 die- ses Vertrags vollständig abgegolten. Mit Aus- nahme von Kosten, die durch die vorbezeich- nete gesonderte Anforderung der Gesell- schaft nach Abs. 10 entstehen, erfolgt keine zusätzliche Kostenerstattung. Für den Fall, dass der Mitarbeiter die Mitwirkungspflichten nach Beendigung des Arbeitsverhältnisses erfüllt, soll er eine angemessene Tagesent- schädigung sowie angemessene Kostener- stattung für sämtliche Kosten erhalten, die ihm durch die Aufforderung der Gesellschaft entstanden sind. (11) The performance of such contractual as- signments of rights and the entire transfer of exploitation rights and rights to use af- ter § 10 as well as all obligations arising herefrom are part of the Employee’s con- tractual tasks pursuant to § 1 para 1 of this Employment Contract and shall all be deemed fully compensated by the pay- ment of the remuneration pursuant to § 3 para 1. Except of costs which he has in- curred through the Company's request pursuant to para 10, there shall be no ad- ditional reimbursement of expenses. If the Employee performs the cooperation obligations after the termination of the employment, he shall accordingly receive a reasonable daily allowance and also the reimbursement of all reasonable costs which he has incurred through the Com- pany's request. (12) Unberührt bleiben die Regelungen der §§ 32a, 32c UrhG. (12) Sec. 32a, 32c UrhG shall remain unaf- fected. § 11 Dauer und Beendigung des Anstellungsver- hältnisses (1) Das Arbeitsverhältnis kann von beiden Par- teien mit einer Frist von 3 Monaten zum Mo- natsende gekündigt werden. Soweit für eine Partei gesetzlich eine längere Kündigungsfrist einzuhalten ist, gilt diese auch für die jeweils andere Partei. Eine Kündigung vor Arbeitsan- tritt ist ausgeschlossen. Hiervon unberührt ist das Recht beider Parteien auf außerordentli- che Kündigung des Arbeitsverhältnisses aus wichtigem Grund mit sofortiger Wirkung. § 11 Term and Ending of the Employment Con- tract (1) The Employment Contract can be termi- nated by both Parties with a notice period of 3 months to the end of each calendar month. As far as a longer notice period by law is to be observed this shall also apply to the other Party. A termination before commencement of employment is not possible. Both Parties’ right to terminate the Employment Contract with important cause and immediate effect shall remain unaffected hereby. (2) Der Mitarbeiter wird darauf hingewiesen, dass er sich zur Aufrechterhaltung ungekürzter An- sprüche auf Arbeitslosengeld spätestens drei Monate vor Beendigung des Arbeitsverhält- nisses persönlich bei der für ihn zuständigen Agentur für Arbeit arbeitssuchend melden muss. (2) It is pointed out to the Employee that, in order to maintain his full claims to unem- ployment benefits, he must personally register as seeking work with the employ- ment agency responsible for him at the latest three months prior to the ending of the Employment Contract.

Arbeitsvertrag/Employment Contract: Dr. Tim Demuth Seite/Page 19 von/of 25 (3) Jede Kündigung bedarf zu ihrer Wirksamkeit der Schriftform. (3) Every termination must be in writing in or- der to be legally valid. (4) Die Gesellschaft darf den Mitarbeiter bei Vor- liegen berechtigter betrieblicher Interessen, insbesondere nach Ausspruch einer ordentli- chen Kündigung, unter Fortzahlung seiner Bezüge sowie unter Anrechnung etwaiger Ur- laubs- und sonstiger Freizeitansprüche von seiner Dienstverpflichtung freistellen, soweit nicht das Interesse des Mitarbeiters an einer Weiterbeschäftigung überwiegt. (4) In the event of the existence of justified Company interests, including but not lim- ited to a termination in observance of a notice period, the Company can release the Employee from the continued perfor- mance of his employment obligations with continued payment of his remuneration as well as crediting of any holiday and other claims to time off, insofar as the in- terest of the Employee to a continuation of the employment do not outweigh such. (5) Das Arbeitsverhältnis endet ohne Ausspruch einer Kündigung mit Ablauf des Monats, in dem der Mitarbeiter die gesetzlichen Voraus- setzungen zum Bezug der gesetzlichen Re- gelaltersrente erfüllt, spätestens jedoch mit Ablauf des Monats, in der der Mitarbeiter die jeweils gültige Regelaltersgrenze der gesetz- lichen Rentenversicherung erreicht (derzeit 67 Jahre). (5) This Contract shall terminate without no- tice of termination being given, at the end of the month in which the Employee is en- titled to statutory regular retirement pen- sion, however, no later than upon expiry of the month in which the Employee reaches the applicable standard age limit as set by statutory pension insurance (currently 67). (6) Wird durch den Bescheid eines Rentenversi- cherungsträgers festgestellt, dass der Mitar- beiter auf Dauer berufs- oder erwerbsunfähig ist, so endet das Arbeitsverhältnis mit Ablauf des Monats, in dem der Bescheid zugestellt wird. Beginnt die Rente wegen Berufs- oder Erwerbsunfähigkeit erst nach der Zustellung des Rentenbescheides, so endet das Arbeits- verhältnis mit Ablauf des dem Rentenbeginn vorangehenden Tages. Das Arbeitsverhältnis endet nicht, wenn nach dem Bescheid des Rentenversicherungsträgers eine Rente auf Zeit gewährt wird. In diesem Fall ruht das Ar- beitsverhältnis mit allen Rechten und Pflich- ten von dem Tage an, der auf den nach Satz 1 oder 2 maßgeblichen Zeitraum folgt, bis zum Ablauf des Tages, bis zu dem die Zeit- rente bewilligt ist, längstens jedoch bis zum Ablauf des Tages, an dem das Arbeitsverhält- nis endet. (6) If Employee's permanent occupational disability or invalidity is established by notification of a pension insurance insti- tution, the employment shall end upon expiration of the month in which such no- tification is served. If the pension for oc- cupational disability or invalidity starts only after service of the pension notifica- tion, the employment shall end upon ex- piration of the day preceding the start of pension. The employment will not end, however, if according to the pension in- surance institution's notification the pen- sion is granted for a limited period; in such case, the employment, including all rights and duties thereunder, shall rest as from the day following the relevant period as mentioned in sentence 1 and 2 above until expiration of the day up to which the terminable pension is granted, but no longer than until expiration of the day on which the employment ends. § 12 Kurzarbeit (1) Der Mitarbeiter erklärt sich bereit, Kurzarbeit auf Anordnung der Gesellschaft zu leisten, § 12 Short-time Work (1) The Employee agrees to perform short- time work at the Company's request,

Arbeitsvertrag/Employment Contract: Dr. Tim Demuth Seite/Page 20 von/of 25 soweit die Voraussetzungen für die Gewäh- rung von Kurzarbeitergeld nach §§ 95 ff. SGB III vorliegen. Die Gesellschaft weist in diesem Fall nach, dass sie den Arbeitsausfall bei der Agentur für Arbeit nach § 99 Abs. 1 SGB III angezeigt hat. Für die Dauer der Kurzarbeit vermindert sich die nach diesem Arbeitsvertrag geschuldete Vergütung im Verhältnis zu der ausgefallenen Arbeitszeit. provided that the preconditions for the granting of short-time allowance (Kur- zarbeitergeld) pursuant to Sec. 95 et seq. of the German Social Security Code III (“Drittes Sozialgesetzbuch”) are met. In this case, the Company shall prove that it has notified the Employment Agency (Agentur für Arbeit) about the shortfall of work in accordance with Sec. 99 para. 1 of the German Social Security Code III. For the duration of the short-time work, the remuneration owed under this Em- ployment Contract shall be reduced in proportion to the reduced working hours. (2) Hat der Mitarbeiter Anspruch auf eine Son- derzahlung, deren Höhe von der (ggf. durch- schnittlichen) Vergütung abhängt, bemisst sich die Höhe der Sonderzahlung lediglich nach der wegen Kurzarbeit verrin-gerten Ver- gütung, soweit dem keine zwin-genden ge- setzlichen oder tariflichen Vor-schriften ent- gegenstehen. Die wegen Kurzarbeit ausgefal- lene Vergütung bleibt insoweit ebenso außer Betracht wie das von der Agentur für Arbeit gezahlte Kurzar-beitergeld. (2) If the Employee is entitled to a special payment, the amount of which depends on the (if applicable average) remunera- tion, the amount of the special payment shall be determined solely on the basis of the reduced remuneration due to short- time work, provided that there are no mandatory statutory or collective agree- ment provisions to the contrary. The re- muneration lost due to short-time work shall be disregarded in this respect, as shall the short-time work allowance paid by the Employment Agency. (3) Bei der Anordnung von Kurzarbeit hat die Ge- sellschaft gegenüber dem Mitarbeiter eine Ankündigungsfrist von drei Wochen einzuhal- ten. (3) When introducing short-time work, the Company is obliged to give the Employee three weeks' notice. (4) Für den Zeitraum von gewährtem Erholungs- urlaub ist der Mitarbeiter von Kurzarbeit aus- genommen. (4) The Employee is exempt from short-time work for the period of granted vaca-tion. (5) Die Gesellschaft ist berechtigt, unter Einhal- tung einer Ankündigungsfrist von drei Wo- chen den Zeitraum der ursprünglich angeord- neten Kurzarbeit zu verlängern und/oder die regelmäßige wöchentliche Ar-beitszeit unter Aufrechterhaltung von Kurz-arbeit weiter zu verkürzen oder zu erhöhen. (5) Subject to a notice period of three weeks, the Company is entitled to extend the pe- riod of short-time work originally ordered and/or to further reduce or increase the regular weekly working hours while main- taining short-time work. (6) Für den Fall der vorübergehenden behördli- chen Schließung des Betriebs der Gesell- schaft, in dem der Mitarbeiter tätig ist, kann die Gesellschaft auch ohne Ein-haltung einer Ankündigungsfrist für die ge-samte Dauer der Schließung „Kurzarbeit Null“ anordnen. (6) In the event of a temporary close-down of the Company's business where the Em- ployee is employed by the authorities, the Company may order "short-time work zero" (Kurzarbeit Null) for the entire dura- tion of the close-down without observing

Arbeitsvertrag/Employment Contract: Dr. Tim Demuth Seite/Page 21 von/of 25 Sofern die behördliche Schließung des Be- triebes verlängert wird, verlängert sich die Dauer der angeordneten „Kurzarbeit Null“ für diesen Zeitraum ent-sprechend. a notice period. If the close-down of the Company´s business is extended by the authorities, the duration of the "short-time work zero" ordered for this period shall be extended accordingly. (7) Besitzt der Mitarbeiter ein positives Zeitgutha- ben (bspw. auf einem Arbeitszeit-konto oder wegen geleisteter Überstunden) oder Ur- laubsansprüche, sind diese zu-nächst einzu- setzen, soweit dies erforder-lich ist, um die Voraussetzungen der Ein-führung von Kurz- arbeit zu erfüllen. (7) If the Employee has a positive time credit (e.g. in a working time account or due to rendered overtime) or vacation en-title- ments, these must first be used to the ex- tent necessary to meet the require-ments for the introduction of short-time work. (8) Sollte der vorübergehende Arbeitsaus-fall en- den, ist die Gesellschaft dazu be-rechtigt und verpflichtet, die Kurzarbeit durch Erklärung gegenüber dem Mitarbeiter einseitig zu been- den. Der Mitarbeiter ist nach Zugang einer entsprechenden Erklä-rung dazu verpflichtet, umgehend wieder Arbeit im vollen bisherigen Umfang zu leis-ten. (8) Should the temporary shortfall of work end, the Company is entitled and obliged to unilaterally terminate the short-time work by notice to the Employee. Upon re- ceipt of a respective notice, the Em- ployee is obliged to immediately resume work to the full extent applicable prior to short-time work. § 13 Ausschlussfristen (1) Die beiderseitigen Ansprüche aus dem Ar- beitsverhältnis und solche, die mit dem Ar- beitsverhältnis in Verbindung stehen, verfal- len, wenn sie nicht innerhalb von drei Mona- ten nach Fälligkeit gegenüber der anderen Vertragspartei geltend gemacht worden sind. Die Geltendmachung in Textform ist hierzu ausreichend. § 13 Preclusion Periods (1) The claims of both Parties arising from the employment and such claims in con- nection with the employment shall lapse if they have not been asserted against the other contracting Party within three months after falling due. Assertion of claims in text form shall be deemed suffi- cient in this regard. (2) Lehnt die Gegenseite den Anspruch ab oder erklärt sie sich nicht innerhalb von zwei Wo- chen nach der Geltendmachung des An- spruchs, so verfällt dieser, wenn er nicht in- nerhalb einer Frist von weiteren drei Monaten nach der Ablehnung oder dem Fristablauf ge- richtlich geltend gemacht wird. Dies gilt nicht für Zahlungsansprüche des Mitarbeiters, die während eines Kündigungsprozesses fällig werden und von seinem Ausgang abhängen. Für diese Ansprüche beginnt die Verfallfrist von drei Monaten nach rechtskräftiger Been- digung des Kündigungsschutzverfahrens. (2) If the counter-Party rejects the claim or does not reply within two weeks after the assertion of the claim, then said claim shall lapse if it is not asserted in court within a period of three further months af- ter the rejection or the expiry of the dead- line. This shall not apply to claims for pay- ment of the Employee which fall due dur- ing dismissal proceedings and which de- pend on the outcome of the proceedings. For these claims, the expiry deadline of three months shall commence after the fi- nal and absolute conclusion of the unlaw- ful dismissal proceedings. (3) Diese Ausschlussfristen gelten nicht bei An- sprüchen wegen Verletzung des Lebens, des Körpers oder der Gesundheit sowie bei (3) These preclusion periods shall not be valid in case of claims because of physi- cal injury of life, body or health as well as

Arbeitsvertrag/Employment Contract: Dr. Tim Demuth Seite/Page 22 von/of 25 vorsätzlichen Pflichtverletzungen. Außerdem gelten die Ausschlussfristen nicht für Ansprü- che aus § 9 und § 10. in case of intended breaches of duty. The preclusion periods shall not apply to claims according to Section 9 and 10. (4) Ebenfalls nicht umfasst ist ein Betrag in Höhe des gesetzlichen Mindestlohns oder sonstiger gesetzlicher Mindestentgelte für jede vom Mitarbeiter geleistete Arbeitsstunde bzw. die entsprechenden Lohnersatzansprüche we- gen Krankheit oder Urlaub etc. (4) A sum in the amount of the statutory min- imum wage (Mindestlohn) or other statu- tory minimum wages for every work hour rendered by the Employee or the corre- sponding salary claims due to illness or vacation etc. shall also be excluded here- from. (5) Auch andere gesetzliche oder tarifliche An- sprüche, auf die nicht verzichtet werden kann, sind nicht von dieser Ausschlussklausel um- fasst. (5) Other statutory or collective employment (tariflicher) claims which cannot be waived shall be excluded from this preclu- sion provisions as well. § 14 Datenschutz, Mitteilungspflichten, Einwilligung (1) Der Mitarbeiter wurde über die gesetzlichen Sorgfalts- und Geheimhaltungspflichten im Zusammenhang mit der Bearbeitung von per- sonenbezogenen Daten informiert und wird mit Unterzeichnung dieses Arbeitsvertrags auf das Datengeheimnis verpflichtet. Hier- nach ist es dem Mitarbeiter untersagt, perso- nenbezogene Daten zu einem anderen als im Rahmen dieses Arbeitsvertrags zur jeweiligen rechtmäßigen Aufgabenerfüllung gehörenden Zweck zu erheben, zu verarbeiten, zu nutzen, zu übermitteln, bekannt zu geben oder auf sonstige Weise Unbefugten zugänglich zu machen. Diese Verpflichtung besteht auch nach Beendigung der Tätigkeit fort. Verstöße können nach den Vorschriften des BDSG und anderen Rechtsvorschriften geahndet werden (z.B. nach §§ 42, 43 BDSG, §§ 202a, 263a, 303b StGB). § 14 Data Secrecy, Duties of Notification, Consent (1) The Employee has been informed about the legal obligations to diligence and con- fidentiality in the context of processing personal data and is, upon signing of this employment contract, obliged to comply with the data secrecy provisions. By means of such provision, the Employee is prohibited from collecting, processing, us- ing, transmitting, publishing or making ac- cessible personal data in any other man- ner without authorization to unauthorized persons for other purposes than those re- quired for the lawful fulfilment of his duties set out in this employment contract. This obligation shall remain to be in effect after termination of employment. Acts in viola- tion of these requirements can be pun- ished according to the stipulations of the BDSG and other statutory provisions [e.g. according to Sections 42, 43 BDSG, Sec- tions 202a, 263a, 303b of the German Criminal Code; “StGB”]. (2) Der Mitarbeiter wird der Gesellschaft seine persönlichen Verhältnisse und etwaige Ände- rungen - insbesondere Personen- oder Fami- lienstand, Unterhaltsverpflichtungen, An- schrift, Telefonnummer, Kontoverbindung, Krankenkassenzugehörigkeit, Grad einer et- waigen Schwerbehinderung, Anerkennung (2) The Employee shall inform the Company immediately and in writing about his per- sonal situation and possible changes - es- pecially regarding civil or marital status, maintenance obligations, ad-dress, tele- phone number, bank account, health in- surance, degree of a possible severe

Arbeitsvertrag/Employment Contract: Dr. Tim Demuth Seite/Page 23 von/of 25 von Rentenleistungen - unverzüglich schrift- lich mitteilen. disability (Schwerbehinderung), acknowl- edgement of pension benefits. (3) Die Verpflichtung auf das Datengeheimnis und die Wahrung von Geschäftsgeheimnis- sen in der Anlage 1 ist Bestandteil dieses Ar- beitsvertrags. (3) The obligation to data secrecy and pro- tection of trade secrets in Exhibit 1 is a component of this contract. § 15 Compliance (1) Der Mitarbeiter verpflichtet sich, die Compli- ance-Richtlinien (einschließlich der in der IT- Verpflichtungserklärung gemäß Anlage 2 enthaltenen Vorgaben, der Insider Trading Richtlinie nach Anlage 3, des Verhaltens- und Ehtikkodex und Whistleblower Richtlinie der Gesellschaft gemäß Anlage 4 sowie der External Communications Policy nach An- lage 5, die Datenschutzerklärung gemäß An- lage 6 und die Richtlinie zur Chancengleich- heit, Diskriminierung und Belästigung gemäß Anlage 7) zu beachten und erkennt diese Re- gelwerke als Teil dieses Arbeitsvertrages als verbindlich an. § 15 Compliance (1) The Employee undertakes to observe the guidelines on compliance (including the requirements set out in the IT-Declaration pursuant to Exhibit 2, the insider trading policy according to Exhibit 3, the corpo- rate code of conduct and ethics and whis- tleblower policy pursuant to Exhibit 4, the External Communications Policy accord- ing to Exhibit 5, the Privacy Policy pursu- ant to Exhibit 6, and the Equal Oppor- tunity, Discrimination and Harassment Policy pursuant to Exhibit 7) and accepts these guidelines as a binding part of this employment contract. (2) Dem Mitarbeiter ist bewusst, dass etwaige Verstöße gegen die vorgenannten Regel- werke und Verhaltenspflichten arbeitsrechtli- che Konsequenzen nach sich ziehen können, die bis zu einer außerordentlichen Kündigung reichen können. (2) The Employee is aware that possible vio- lations to the above-mentioned guidelines and behavioral obligations may lead to consequences under labor law that may even result in an extraordinary cancella- tion of contract. § 16 Aufhebung bisheriger Vereinbarungen Dieser Vertrag tritt abschließend und vollumfäng- lich an die Stelle sämtlicher bislang zwischen den Parteien geltenden vertraglichen Bestimmungen, die hiermit einvernehmlich aufgehoben werden; die vorbezeichnete Aufhebung schließt ausdrück- lich etwaige bestehende Ansprüche aus betriebli- cher Übung, Gesamtzusagen und Praktiken ein. § 16 Abolition of Previous Agreements This employment contract shall finally replace all hitherto applicable contractual conditions between the Parties in their entirety which are abrogated hereby; such abrogation shall ex- plicitly include, but not be limited to, possibly existing claims resulting from company prac- tice (betriebliche Übung), total consents and practices. § 17 Schlussbestimmungen (1) Dieser Vertrag unterliegt dem Recht der Bun- desrepublik Deutschland. § 17 Miscellaneous (1) This Contract is governed by the law of the Federal Republic of Germany. (2) Dieser Anstellungsvertrag ist in deutscher und englischer Sprache verfasst. Bei (2) This Employment Contract has been drafted in a German and in an English

Arbeitsvertrag/Employment Contract: Dr. Tim Demuth Seite/Page 24 von/of 25 Auslegungsfragen und Streitigkeiten gilt aus- schließlich der deutsche Vertragstext. version. In the event of questions regard- ing interpretation or disputes, the German version of the contract shall apply exclu- sively. (3) Der Mitarbeiter wird der Gesellschaft alle Än- derungen über die Angaben zu seiner Per- son, soweit sie für das Anstellungsverhältnis von Bedeutung sind, unverzüglich mitteilen. (3) The Employee shall notify the Company without undue delay of all changes to his personal details insofar as such is of sig- nificance for the Employment Contract. (4) Dieser Vertrag gibt die Vereinbarung zwi- schen den Vertragsparteien vollständig und inhaltlich zutreffend wieder. Schriftliche oder mündliche Nebenabreden bestehen nicht. Änderungen oder Ergänzungen dieses Ver- trages bedürfen zu ihrer Rechtswirksamkeit der Schriftform und der ausdrücklichen Be- zugnahme auf diesen Vertrag. Dies gilt auch für eine Aufhebung oder Änderung des Schriftformerfordernisses. Hiervon ausge- nommen sind lediglich Individualbareden im Sinne von § 305 b BGB. (4) This Contract completely and correctly contains the agreement made between the Contract Parties. No written or oral ancillary agreements exist. Amendments or supplements to this Contract must be in writing to be legally valid and the ex- press reference to this Employment Con- tract. This shall apply also for a cancela- tion or amendment of the requirement to written form. Only individual agreements in the sense of Sec. 305 b BGB shall be excluded herefrom. (5) Sollten einzelne Bestimmungen dieses Ver- trages ganz oder teilweise unwirksam oder undurchführbar sein oder werden, so wird die Wirksamkeit der übrigen Bestimmungen die- ses Vertrages hiervon nicht berührt. Anstelle der unwirksamen oder undurchführbaren Be- stimmung tritt eine solche Regelung, die in rechtlich zulässiger Weise dem von den Ver- tragsparteien mit der unwirksamen oder un- durchführbaren Bestimmung verfolgten wirt- schaftlichen Zweck möglichst nahe kommt. Entsprechendes gilt für den Fall, dass dieser Vertrag Lücken enthalten sollte. (5) Should individual provisions of this Con- tract be or become invalid, in whole or in part, the validity of the remaining provi- sions of this Contract shall not be affected thereby. Such a regulation shall apply in- stead of the invalid or unenforceable pro- vision, which comes closest in a legally permissible manner to the commercial purpose pursued by the Contract Parties with the invalid or unenforceable provi- sion. The same shall apply for the case that this Contract should contain gaps. Ort/Place: Hallbergmoos Datum/Date: ____________________________________ ____________________________________ Company/Gesellschaft Employee/Mitarbeiter Anlage 1: Verpflichtung auf das Datengeheim- nis und die Wahrung von Geschäfts- geheimnissen Exhibit 1: obligation to data secrecy and pro- tection of trade secrets Anlage 2: IT-Verpflichtungserklärung Exhibit 2: IT-Declaration Anlage 3: Insider Trading Richtlinie Exhibit 3: Insider Trading Policy 5/31/2021 Frank Vollmering Dr. med Tim Demuth 5/31/2021 Mainz

Arbeitsvertrag/Employment Contract: Dr. Tim Demuth Seite/Page 25 von/of 25 Anlage 4: Verhaltens- und Ethikkodex und Whistleblower Richtlinie Exhibit 4: Corporate Code of Conduct and Ethics and Whistleblower Policy Anlage 5: External Communications Policy Exhibit 5: External Communications Policy Anlage 6: Datenschutzerklärung Exhibit 6: Privacy Policy Anlage 7: Richtlinie der Chancengleichheit, Diskriminierung und Belästigung Exhibit 7: Equal Opportunity, Discrimination and Harassment Policy